Exhibit 99.2

SIRVA WORLDWIDE, INC.,

THE FOREIGN SUBSIDIARY BORROWERS PARTIES HERETO,

THE SEVERAL LENDERS
FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.
as administrative agent

and

J.P. MORGAN SECURITIES INC.

as sole lead arranger and sole bookrunner

THIRD AMENDMENT TO THE CREDIT AGREEMENT

June 29, 2005

THIRD AMENDMENT, dated as of June 29, 2005 (this “Third Amendment”), to the Credit Agreement, dated as of December 1, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SIRVA WORLDWIDE, INC., a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (together with the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Parent Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.             Amendments to Subsection 1.1 (Defined Terms).  (a) The definition of “Applicable Margin” in subsection 1.1 of the Credit Agreement is hereby amended by (i) inserting the following proviso at the end of the first sentence thereof:

; provided that, from and after the Third Amendment Effective Date until September 30, 2005, each of the foregoing margins applicable to Term Loans shall be increased by 0.50% per annum and (ii) inserting the following proviso at the end of clause (3) thereof:

; provided that, from and after the Third Amendment Effective Date until September 30, 2005, each of the foregoing margins applicable to Revolving Credit Loans shall be increased by 0.50% per annum

(b)           The definition of “Pricing Grid” in subsection 1.1 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

; provided that, from and after the Third Amendment Effective Date until September 30, 2005, each of the foregoing margins shall be increased by 0.50% per annum.

(c)           Section 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new defined terms and related definitions:

“Third Amendment”:  Third Amendment, dated as of June 29, 2005, to this Agreement.

“Third Amendment Effective Date”:  The date on which the conditions precedent set forth in Section 4 of the Third Amendment shall have been satisfied or waived, which date is July 1, 2005.

3.             Amendments to Subsection 7.1 (Financial Statements).  Subsection 7.1 of the Credit Agreement is hereby amended by:

(a)           deleting from paragraph (a) thereof the phrase “but for the fiscal year ending December 31, 2004, not later than the fifth Business Day after the 180th day following the end of such fiscal year of Holding,” and substituting in lieu thereof the phrase “but for the fiscal year ending December 31, 2004, not later than September 30, 2005,”;

(b)           deleting from paragraph (b) thereof the phrase “but for the quarterly period ending March 31, 2005, not later than the fifth Business Day after the 105th day following the end of such quarterly period,” and substituting in lieu thereof the phrase “but for the quarterly periods ending March 31, 2005 and June 30, 2005, not later than September 30, 2005,”;

(c)           deleting from paragraph (c) thereof the phrase “but for the fiscal year ending December 31, 2004, not later than the fifth Business Day after the 180th day following the end of such fiscal year of the Parent Borrower,” and substituting in lieu thereof the phrase “but for the fiscal year ending December 31, 2004, not later than September 30, 2005,”; and

(d)           deleting from paragraph (d) thereof the phrase “but for the quarterly period ending March 31, 2005, not later than the fifth Business Day after the 105th day following the end of such quarterly period,” and substituting in lieu thereof the phrase “but for the quarterly periods ending March 31, 2005 and June 30, 2005, not later than September 30, 2005,”.

4.             Conditions to Effectiveness of this Third Amendment.  This Third Amendment shall become effective upon the date (the “Third Amendment Effective Date”) when the following conditions are satisfied:

(a)           the Administrative Agent shall have received (i) counterparts of this Third Amendment, duly executed and delivered by the Borrowers and Administrative Agent, (ii) executed Lender Addenda, or facsimile transmissions thereof, substantially in the form of Exhibit A hereto (each, a “Lender Addendum”) from the Required Lenders under the Credit Agreement and (iii) all fees required to be paid on or before the Third Amendment Effective Date, and all expenses required to be paid on or before the Third Amendment Effective Date for which invoices have been presented; and

(b)           the Parent Borrower shall have paid to the Administrative Agent, on behalf of each Lender which shall have executed and delivered a Lender Addendum to counsel to the Administrative Agent by 5:00 P.M. (New York City time) on June 29,

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2005, an amendment fee in an amount equal to 0.125% of the sum of each such Lender’s Revolving Credit Commitment and Term Loans then outstanding.

5.             Representations and Warranties.

(a)           No Default.  No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date after giving effect to the transactions contemplated herein.

(b)           Representations and Warranties.  Each of the representations and warranties made by Holding and the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date (after giving effect hereto) as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date.

6.             Payment of Expenses.  The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.             Continuing Effect of the Credit Agreement.  This Third Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of Holding or the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Third Amendment.

8.             Counterparts.  This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.             Severability.  Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.           Integration. This Third Amendment and the other Loan Documents represent the agreement of Holding, the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

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11.           GOVERNING LAW.  THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Ralph A. Ford
	Name:	Ralph A. Ford
	Title:	Senior Vice President, Secretary and General Counsel

ALLIED ARTHUR PIERRE N.V.

By:	/s/ Ralph A. Ford
	Name:	Ralph A. Ford
	Title:	Director

ALNAV PLATINUM COMPANY (as successor to ALNAV Platinum Group Inc.)

By:	/s/ Ralph A. Ford
	Name:	Ralph A. Ford
	Title:	Secretary

PICKFORDS AUSTRALIA PTY. LTD.

By:	/s/ Michael Filipovic
	Name:	Michael Filipovic
	Title:	Director

SIRVA UK LIMITED (f/k/a PICKFORDS LIMITED)

By:		/s/ Ralph A. Ford
	Name:	Ralph A. Ford
	Title:	Director

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent

By:	/s/ Kathryn A. Duncan
	Name:	Kathryn A. Duncan
	Title:	Vice President

EXHIBIT A

[FORM OF]

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the Third Amendment, dated as of June 29, 2005, to the Credit Agreement, dated as of December 1, 2003 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, the Foreign Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder, and the other Agents parties thereto and (ii) is a party to the Credit Agreement as a Lender, with obligations applicable to such Lender thereunder, including, without limitation, the obligation to maintain its Revolving Credit Loans and Letters of Credit thereunder.  Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.

(Name of Lender)

By:
Name:
Title:

Dated as of June 29, 2005